SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 4, 2013

JOURNAL OF RADIOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53780	27-0491634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2230 Michigan Avenue Santa Monica, California	90404
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 460-7303

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Journal of Radiology, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment”) to amend and restate its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2013 (the “Original Report”) to update the Item 4.01 disclosure contained in the Original Report to reflect that the Company has engaged a new independent accountant.

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SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On December 4, 2013, Journal of Radiology, Inc. (the “Company”) received a letter of resignation from De Joya Griffith, LLC as the independent registered public accounting firm for the Company effective immediately.

Other than an explanatory paragraph included in De Joya Griffith, LLC's audit report s for the Company's fiscal year ended June 30, 2013 and 2012 relating to the uncertainty of the Company's ability to continue as a going concern, the audit report s of De Joya Griffith, LLC on the Company's financial statements for the last two fiscal years ended June 30, 2013 and 2012 through December 4, 2013, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's 2013 and 2012 fiscal years and through the date of this Current Report on Form 8-K, (1) there were no disagreements with De Joya Griffith, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya Griffith, LLC, would have caused De Joya Griffith, LLC to make reference to the subject matter of the disagreements in connection with their report, and (2) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(b) On January 24, 2014, upon approval of the Company’s Board of Directors, the Company engaged Weinberg & Company the Company's independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended June 30, 2013 and 2012 through January 24, 2014 neither the Company nor anyone acting on its behalf consulted with Weinberg & Company regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Weinberg & Company on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with De Joya Griffith, LLC or a reportable event with respect to De Joya Griffith, LLC.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Document	Location
16.1	Letter from De Joya Griffith, LLC dated January 28, 2014 , to the Securities and Exchange Commission.	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2014

JOURNAL OF RADIOLOGY, INC. By: /s/ Aaron Shrira Aaron Shrira Chief Executive Officer

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